Exhibit 10.3
AMENDMENT NO. 2
TO RETENTION AGREEMENT
     THIS AMENDMENT NO. 2 (the “Amendment”) made as of the 21st day of May 2009 to the Retention Agreement dated as of the 12th of June 2007, as amended by Amendment No. 1 dated as of the 17th of December 2008, is entered into between Michael Baker Corporation (the “Company”) and John D. Whiteford (the “Employee”) who is employed by the Energy Division of Michael Baker Corporation (“Energy”).
     WHEREAS, the Company has determined that it is in the best interest of the Company to assure the continued dedication of the Employee, notwithstanding the passage of time since the original Retention Agreement (the “Agreement”), as amended by Amendment No. 1, was signed, recognizing the ongoing possibility or occurrence of the events described in that Agreement; and
     WHEREAS, in furtherance of that purpose and the Employee’s full attention and dedication, the Company desires to further amend the terms of the Agreement as set forth in this Amendment No. 2.
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
ORIGINAL RETENTION AGREEMENT, AS AMENDED. All terms and conditions of the original Retention Agreement, as amended by Amendment No. 1, except as specifically modified by this Amendment No. 2, shall remain in full force and effect, and all terms defined therein shall have the same meaning when used in this Amendment No. 2. The following revision to the original Retention Agreement, as amended by Amendment No. 1, shall become effective upon execution of this Amendment No. 2. Section numbers and references in this Amendment No. 2 correspond to the Sections of the original Retention Agreement, as amended by Amendment No. 1, being modified hereby.
1. Term. In item (d) of the second sentence of this Section of the Agreement, delete June 30, 2009 and substitute July 31, 2009.
     IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed by its officer thereunto duly authorized, and the Employee has hereunto set his hand, all as of the day and year first above written.

EMPLOYEE		MICHAEL BAKER CORPORATION

/s/ John D. Whiteford 6-1-09	By:	/s/ Bradley L. Mallory
John D. Whiteford

Address: 120 Ontario Court		Title: President and Chief Executive Officer
Gibsonia, PA 15044